Exhibit 10.4

EXECUTION COPY

THIRD AMENDMENT
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of June 21, 2018 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among Owl Rock Capital Corporation, a Maryland corporation (the “Borrower”), the LENDERS party hereto and SUNTRUST BANK, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of February 1, 2017 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of July 17, 2017 and by that certain First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of March 29, 2018 (the “Existing Credit Agreement”), and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend the Existing Credit Agreement, and the Lenders party hereto and the Administrative Agent are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.  Certain Definitions.  The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Third Amendment Effective Date” is defined in Article IV.

SECTION 1.2.  Other Definitions.  Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

Replacement of swingline lender and issuing bank

SECTION 2.1.  The Borrower, the Administrative Agent, Bank of America, N.A., as resigning Swingline Lender (the “Resigning Swingline Lender”) and ING Capital LLC, as successor Swingline Lender (the “Successor Swingline Lender”) each hereby agree that, as of the Third Amendment Effective Date, the Resigning Swingline Lender shall resign as a Swingline Lender under the Existing Credit Agreement and the Successor Swingline Lender hereby agrees to become bound as a Swingline Lender under the Existing Credit Agreement. From and after the Third Amendment Effective Date, the Successor Swingline Lender shall assume all the rights and obligations of a Swingline Lender under the Existing Credit Agreement with respect to Swingline Loans to be made by a Swingline Lender thereafter and on and after the Third Amendment Effective Date, the Resigning Swingline Lender shall have no obligation to make additional Swingline Loans and shall cease to be a Swingline Lender under the Existing Credit Agreement but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03 with respect to facts and circumstances occurring prior to the Third Amendment Effective Date.

SECTION 2.2.  The Borrower, the Administrative Agent, Bank of America, N.A., as resigning Issuing Bank (the “Resigning Issuing Bank”) and ING Capital LLC, as successor Issuing Bank (the “Successor Issuing Bank”) each hereby agree that, as of the Third Amendment Effective Date, the Resigning Issuing Bank shall resign as an Issuing Bank under the Existing Credit Agreement and the Successor Issuing Bank hereby agrees to become bound as an Issuing Bank under the Existing Credit Agreement. From and after the Third Amendment Effective Date the Successor Issuing Bank shall assume all the rights and obligations of an Issuing Bank under the Existing Credit Agreement with respect to Letters of Credit to be issued by an Issuing Bank thereafter and on and after the Third Amendment Effective Date, the Resigning Issuing Bank shall have no obligation to issue additional Letters of Credit and shall cease to be an Issuing Bank under the Existing Credit Agreement but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03 with respect to facts and circumstances occurring prior to the Third Amendment Effective Date.

ARTICLE III

AMENDMENT TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Third Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement (including the Exhibits and Schedules thereto) is hereby amended as follows:

SECTION 3.1.  The cover page of the Existing Credit Agreement is hereby amended by (i) replacing the text “BANK OF AMERICA, N.A.” with the text “ING Capital LLC” where it appears therein and (ii) replacing the text “MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED” with the text “ING Capital LLC” where it appears therein.

SECTION 3.2.  Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical sequence:

““2018 Notes” means the Borrower’s unsecured notes issued in the Borrower’s second or third fiscal quarter of 2018.

“ING” means ING Capital LLC.”.

SECTION 3.3.   The definition of “Covered Debt Amount” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Covered Debt Amount” means, on any date, the sum of (x) all of the Revolving Credit Exposures of all Lenders on such date plus (y) the aggregate amount of Other Covered Indebtedness, the 2023 Notes, the 2018 Notes, Special Unsecured Indebtedness and Unsecured Longer Term Indebtedness on such date minus (z) the LC Exposures fully Cash Collateralized on such date pursuant to Section 2.05(k) and the last paragraph of Section 2.09(a); provided that the 2023 Notes, the 2018 Notes, Special Unsecured Indebtedness and

Unsecured Longer-Term Indebtedness shall be excluded from the calculation of the Covered Debt Amount, in each case, until the date that is nine (9) months prior to the scheduled maturity date of the 2023 Notes, the 2018 Notes, such Special Unsecured Indebtedness or such Unsecured Longer-Term Indebtedness, as applicable (provided that, to the extent, but only to the extent, any portion of the 2023 Notes, the 2018 Notes, such Special Unsecured Indebtedness or Unsecured Longer-Term Indebtedness is subject to a contractually scheduled amortization payment or other principal payment or mandatory redemption (other than in common stock of the Borrower) earlier than six (6) months after the Final Maturity Date (in the case of the 2023 Notes, the 2018 Notes and Unsecured Longer-Term Indebtedness) or earlier than the original final maturity date of such Indebtedness (in the case of Special Unsecured Indebtedness), such portion of such Indebtedness, to the extent then outstanding, shall be included in the calculation of the Covered Debt Amount beginning upon the date that is the later of (i) nine (9) months prior to such scheduled amortization payment or other principal payment or mandatory redemption and (ii) the date the Borrower becomes aware that such Indebtedness is required to be paid or redeemed). For the avoidance of doubt, for purposes of calculating the Covered Debt Amount, any convertible securities will be included at the then outstanding principal balance thereof.”.

SECTION 3.4.  The definition of “Issuing Bank” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Issuing Bank” means SunTrust, ING and any other Issuing Bank designated pursuant to Section 2.05(l), in their capacity as the issuers of Letters of Credit hereunder, and their respective successors in such capacity as provided in Section 2.05(j).  In the case of any Letter of Credit to be issued in an Agreed Foreign Currency, SunTrust and ING may designate any of their respective affiliates as the “Issuing Bank” for purposes of such Letter of Credit.”.

SECTION 3.5.  The definition of “Joint Lead Arrangers” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Joint Lead Arrangers” means SunTrust Robinson Humphrey, Inc. and ING.”.

SECTION 3.6.  The definition of “Swingline Lender” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Swingline Lender” means any of SunTrust or ING, in its capacity as lender of Swingline Loans hereunder, and its successors in such capacity as provided in Section 2.04(d).”.

SECTION 3.7.  Section 5.13 of the Existing Credit Agreement is hereby amended by replacing the text “BANA” where it appears therein with “ING” in its place.

SECTION 3.8.  Section 6.01(m) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(m)unsecured Shorter-Term Indebtedness (other than Special Unsecured Indebtedness that would otherwise constitute Unsecured Shorter-Term Indebtedness) so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness does not exceed $500,000,000, (iii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness, taken together with then-outstanding Special Unsecured Indebtedness incurred pursuant to Section 6.01(n), does not exceed $1,000,000,000, (iv) the aggregate amount of such Indebtedness, taken together with other then-outstanding Indebtedness, does not exceed the amount required to comply with the provisions of Section 6.07(b), and (v) prior to and immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect;”.

SECTION 3.9.  Section 6.01(n) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(n)

Special Unsecured Indebtedness so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness does not exceed $1,000,000,000, (iii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness, taken together with then-outstanding Unsecured Shorter-Term Indebtedness incurred pursuant to Section 6.01(m), does not exceed $1,000,000,000, (iv) the aggregate amount of such Indebtedness, taken together with other then-outstanding Indebtedness, does not exceed the amount required to comply with the provisions of Section 6.07(b), and (v) prior to and immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect;”.

SECTION 3.10.  Section 6.01(o) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(o)Indebtedness incurred pursuant to the 2023 Notes or the 2018 Notes; and”.

SECTION 3.11.  Section 6.12 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Payments of Longer-Term Indebtedness, the 2018 Notes and the 2023 Notes.  The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Secured Longer-Term Indebtedness, Unsecured Longer-Term Indebtedness or Special Unsecured Indebtedness (other than the refinancing of Secured Longer-Term Indebtedness, Unsecured Longer-Term Indebtedness, Special Unsecured Indebtedness, the 2018 Notes or the 2023 Notes with Indebtedness permitted under Section 6.01), except for (a) regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Indebtedness (it being understood that: (w) the conversion features into Permitted Equity Interests under convertible notes; (x) the triggering of such conversion and/or settlement thereof solely with Permitted Equity Interests; and (y) any cash payment on account of interest or expenses on such convertible notes made by the Borrower in respect of such triggering and/or settlement thereof shall be permitted under this clause (a)); (b) so long as no Default shall exist or be continuing, any payment that, if treated as a Restricted Payment for purposes of Section 6.05(d), would be permitted to be made pursuant to the provisions set forth in Section 6.05(d); (c) voluntary payments or prepayments of Secured Longer-Term Indebtedness, so long as both before and after giving effect to such voluntary payment or prepayment (i) the Borrower is in pro forma compliance with the financial covenants set forth in Section 6.07 and (ii) no Default shall exist or be continuing; (d) mandatory payments, required prepayments or mandatory redemptions of any convertible notes constituting Unsecured Longer-Term Indebtedness or Special Unsecured Indebtedness in Cash (including any cash payment elected to be paid in connection with the settlement by the Borrower of any conversion at the option of any holder of such convertible notes pursuant to the conversion features thereunder), the 2018 Notes and the 2023 Notes, so long as both before and after giving effect to such payment (i) no Event of Default shall exist or be continuing and (ii) the Covered Debt Amount does not exceed the Borrowing Base; and (e) payments or prepayments of Secured Longer-Term Indebtedness, Unsecured Longer-Term Indebtedness, Special Unsecured Indebtedness, the 2018 Notes or the 2023 Notes solely from the proceeds of any issuance of Equity Interests, so long as both before and after giving effect to such payment (i) no Default shall exist or be continuing and (ii) the Covered Debt Amount does not exceed the Borrowing Base.”.

SECTION 3.12.  Section 9.01(a)(iv) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(iv)	if to ING, in its capacity as a Swingline Lender and an Issuing Bank:

ING Capital LLC

1133 Avenue of the Americas

New York, NY 10036

Attention:

Telephone:

Telecopy Number: .

SECTION 3.13.  Schedule 2.05 to the Existing Credit Agreement is hereby amended by replacing the text “Bank of America, N.A.” with the text “ING Capital LLC”.

ARTICLE IV

CONDITIONS TO EFFECTIVENESS

SECTION 4.1.  Effective Date.  This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when the Administrative Agent shall have received  counterparts of this Amendment duly executed and delivered on behalf of the Borrower and each of the Lenders party hereto.

ARTICLE V

MISCELLANEOUS

SECTION 5.1.  Representations.  The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Default or Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are complete and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific day).

SECTION 5.2.  Cross-References.  References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 5.3.  Loan Document Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

SECTION 5.4.  Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.5.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 5.6.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 5.7.  Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.  The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower.  Upon and after the execution of this

Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

SECTION 5.8.  Reaffirmation.  OR Lending LLC hereby consents to the terms of this Amendment, confirms that its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of the Guarantee and Security Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	OWL ROCK CAPITAL CORPORATION

By:
Name:
Title:

LENDERS:	SUNTRUST BANK, as Administrative Agent, a Swingline Lender, a Issuing Bank and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Resigning Swingline Lender, Resigning Issuing Bank and a Lender

By:
Name:
Title:

ING Capital LLC, as Successor Swingline Lender, Successor Issuing Bank and a Lender

By:
Name:
Title:

___________________________, as a Lender

By:
Name:
Title:

Agreed and acknowledged solely with respect to  Section 5.8

OR LENDING LLC

By:
Name:
Title: